SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 17, 2009

InSight Health Services Holdings Corp.

(Exact name of registrant as specified in charter)

Delaware

333-75984

04-3570028

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

26250 Enterprise Court, Suite 100, Lake Forest, CA 92630

(Address of principal executive offices) (Zip Code)

(949) 282-6000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On February 17, 2009, InSight Health Services Holdings Corp. (“InSight’) issued a press release, which sets forth certain financial information as of and for the fiscal quarter ended December 31, 2008.  A copy of the press release, which is posted on InSight’s web site, is attached hereto as Exhibit 99.1. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of InSight’s filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01     Financial Statements and Exhibits

Exhibit No.

99.1         Press Release dated February 17, 2009, filed herewith.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 17, 2009	INSIGHT HEALTH SERVICES HOLDINGS CORP.

	By:	/s/ Donna S. Walker
Donna S. Walker
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release dated February 17, 2009, filed herewith.